UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3430

Oppenheimer Limited-Term Bond Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 2/28/2014

Item 1. Reports to Stockholders.

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

OPPENHEIMER
LIMITED-TERM BOND FUND

SEMIANNUAL REPORT 2.28.2014

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 2/28/14

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays U.S. Aggregate Bond Index 1-3 Years	Barclays U.S. Government Bond Index
6-Month	2.38%	0.07%	0.85%	1.59%
1-Year	1.34	-0.94	0.87	-0.80
5-Year	6.24	5.75	2.20	3.15
10-Year	4.03	3.79	2.96	4.10

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 2.25% maximum applicable sales charge except where “without sales charge” is indicated. Prior to August 1, 2013, the maximum initial sales charge for Class A shares of the Fund was 4.75%. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

Prior to August 1, 2013, Oppenheimer Limited-Term Bond Fund was named Oppenheimer U.S. Government Trust.

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Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of 2.38% during the reporting period. On a relative basis, the Fund outperformed the Barclays U.S. Aggregate Bond Index 1-3 Years (the “Index”), which returned 0.85% during the same period. The Fund’s outperformance stemmed largely from our decision to favor corporate bonds, mortgage-backed securities and structured products, over U.S. Treasuries. This positioning benefited the Fund’s relative performance during the period, as higher-yielding fixed income sectors outperformed the performance of U.S. Treasuries.

MARKET OVERVIEW

In the months prior to the start of the reporting period, financial markets encountered heightened volatility stemming from remarks by Ben Bernanke, former chairman of the Federal Reserve (the “Fed”). These comments were widely interpreted as a signal that the central bank would begin to back away from its quantitative easing program sooner than most analysts had expected. The shift to a less accommodative policy stance appeared to be triggered by an accelerating U.S. economic recovery in which the unemployment rate declined, housing markets recovered and manufacturing activity increased.

After weathering bouts of volatility and rising long-term interest rates in the immediate wake of Mr. Bernanke’s comments, financial markets generally stabilized when investors came to recognize that plans to taper quantitative easing did not necessarily portend imminent increases in short-term rates. Investors generally lowered their economic expectations in October in the midst of a 16-day U.S. government shutdown caused by Congress’s inability to agree on a funding resolution. At its October meeting, the Fed’s policymaking arm again postponed any cutbacks in quantitative easing, reflecting reduced expectations for economic growth over the near to intermediate term. The Fed responded to the strengthening economy at its mid-December meeting by implementing a modest cutback in its bond purchasing program. In this environment, yields of 10-year U.S. Treasury securities rose above 3% for the first time in approximately two years.

In January 2014, investors worried that ongoing downturns in the emerging markets might dampen the U.S. economic recovery, leading to renewed volatility in stock and bond markets. At its meeting in late January, the Fed agreed to continue cutting quantitative easing in measured steps, as long as the economy continues to grow as expected. The Fed continued to hold short-term interest rates at very low levels throughout the reporting period. In January 2014, Janet Yellen was also confirmed as the next Fed chairman.

3      OPPENHEIMER LIMITED-TERM BOND FUND

FUND REVIEW

As a reminder, on August 1, 2013, the Fund changed its name from Oppenheimer U.S. Government Trust to Oppenheimer Limited-Term Bond Fund. Under its new name, the Fund will invest primarily in the debt securities of investment-grade issuers, including U.S. Government, corporations, mortgage-related securities and asset-backed securities. As a result, after August 1, we started transitioning the portfolio to take advantage of the increased opportunity set, seeking better value opportunities in the market. Shifts in the Fund’s allocations this reporting period included an increase in corporate bonds, asset-backed securities and high yield BB-rated bonds. At the same time, we eliminated our exposure to agency debt and moved a degree of those assets into U.S. Treasuries to maintain liquidity in the Fund. While we increased our investment in U.S. Treasuries to roughly 11%, we still maintained a significant underweight in them relative to the Index. We also decreased our exposure to government agency mortgage-backed securities (“MBS”) during the period because we felt they were more vulnerable to extension risk as interest rates rose. At period end, we continue to have 25.8% in government agency MBS, and we continue to monitor the sector for further developments. After August 1, the Fund also decreased its duration and will seek to maintain an average effective duration between 1 and 3.5 years in attempt to decrease the impact of interest rate risk.

Corporate bonds were among the top performing areas of the Fund this reporting period. Corporate bonds in the financials, telecommunications and automotive sectors performed best this reporting period. Also performing well for the Fund were high-yield BB-bonds and MBS. The only detractor from performance was our modest exposure to U.S. Treasuries, which hurt performance as interest rates rose throughout the period.

STRATEGY & OUTLOOK

As the markets have successfully digested the first round of tapering by the Fed and the government shutdown is firmly behind us, we believe there is increasingly reason for optimism. By historical standards, central banks around the globe are executing exceedingly loose monetary policy, which provides plenty of liquidity to the markets. While U.S. growth continues to be a bright spot, we are beginning to see signs that growth within Europe may be turning the corner. And while it may be clear that China’s growth trajectory is slowing, we believe policymakers have the situation in hand and the probability of a hard landing is still quite low.

In such an environment, we remain constructive on credit spreads as the markets become less concerned about potentially negative global macroeconomic events, and instead focus on the fundamental strength of corporate balance sheets. In a “yield-starved” domestic fixed income market dominated by U.S. Treasuries hovering at near historic lows, the case for corporate bonds and higher-

4      OPPENHEIMER LIMITED-TERM BOND FUND

yielding bonds remains compelling. Generally, our preference is to maintain a carry, or yield advantage, in the context of this environment. Given current conditions, the additional carry of the Fund may potentially help returns even if spreads remain at their current levels.

Peter A. Strzalkowski, CFA Portfolio Manager

5      OPPENHEIMER LIMITED-TERM BOND FUND

Top Holdings and Allocations

PORTFOLIO ALLOCATION

Mortgage-Backed Obligations Government Agency	25.8%
Non-Agency	12.5
Corporate Bonds and Notes	35.5
Asset-Backed Securities	11.3
U.S. Government Obligations	10.3
Investment Company Oppenheimer Institutional Money Market Fund	4.6

Portfolio holdings and allocations are subject to change. Percentages are as of February 28, 2014, and are based on the total market value of investments.

CREDIT RATING BREAKDOWN	NRSRO ONLY TOTAL
AAA	41.7%
AA	3.4
A	15.4
BBB	29.2
BB	7.5
B	1.0
CCC	0.8
CC	0.8
Unrated	0.2
Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of February 28, 2014, and are subject to change. Except for securities labeled “Unrated”, and for certain securities issued or guaranteed by a foreign sovereign, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Sub-Adviser”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign. For securities not rated by an NRSRO, the Sub-Adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

6      OPPENHEIMER LIMITED-TERM BOND FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 2/28/14

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OUSGX)	8/16/85	2.38%	1.34%	6.24%	4.03%
Class B (UGTBX)	7/21/95	1.99%	0.68%	5.45%	3.57%
Class C (OUSCX)	12/1/93	1.99%	0.68%	5.45%	3.26%
Class I (OUSIX)	8/1/13	2.58%	2.37% *	N/A	N/A
Class N (OUSNX)	3/1/01	2.24%	1.08%	5.97%	3.78%
Class Y (OUSYX)	5/18/98	2.60%	1.69%	6.53%	4.35%
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 2/28/14
	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OUSGX)	8/16/85	0.07%	-0.94%	5.75%	3.79%
Class B (UGTBX)	7/21/95	-2.01%	-3.27%	5.29%	3.57%
Class C (OUSCX)	12/1/93	0.99%	-0.31%	5.45%	3.26%
Class I (OUSIX)	8/1/13	2.58%	2.37% *	N/A	N/A
Class N (OUSNX)	3/1/01	1.24%	0.09%	5.97%	3.78%
Class Y (OUSYX)	5/18/98	2.60%	1.69%	6.53%	4.35%
*Shows performance since inception.

 STANDARDIZED YIELDS

For the 30 Days Ended 2/28/14
Class A	2.51%
Class B	1.74%
Class C	1.74%
Class I	2.91%
Class N	2.24%
Class Y	2.74%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 2.25%; for Class B shares, the contingent deferred sales charge of 4% (1-year) and 1% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I and Y shares. Prior to August 1, 2013, the maximum initial sales charge for Class A shares of the

7      OPPENHEIMER LIMITED-TERM BOND FUND

Fund was 4.75%; for Class B shares, the contingent deferred sales charge was 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

Standardized yield is based on net investment income for the 30-day period ended 2/28/14 and the maximum offering price at the end of the period for Class A shares and the net asset value for Class B, Class C, Class I, Class N and Class Y shares. Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields.

The Fund’s performance is compared to that of the Barclays U.S. Aggregate Bond Index 1-3 Years and the Barclays U.S. Government Bond Index. The Barclays U.S. Aggregate Bond Index 1-3 Years is an unmanaged index of publicly issued investment grade corporate, U.S. Treasury and government agency securities with remaining maturities of one to three years. The Barclays U.S. Government Bond Index is composed of publicly issued, nonconvertible, domestic debt of the U.S. Government or any agency thereof, quasi-federal corporations, or corporate debt guaranteed by the U.S. Government. Flower bonds and pass-through issues are excluded. The Fund has changed its benchmark from the Barclays U.S. Government Bond Index to the Barclays U.S. Aggregate Bond Index 1-3 Years, which it believes is a more appropriate measure of the Fund’s performance. The Indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8      OPPENHEIMER LIMITED-TERM BOND FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended February 28, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9      OPPENHEIMER LIMITED-TERM BOND FUND

Actual	Beginning Account Value September 1, 2013	Ending Account Value February 28, 2014	Expenses Paid During 6 Months Ended February 28, 2014
Class A	$1,000.00	$1,023.80	$4.43
Class B	1,000.00	1,019.90	8.30
Class C	1,000.00	1,019.90	8.30
Class I	1,000.00	1,025.80	2.41
Class N	1,000.00	1,022.40	5.78
Class Y	1,000.00	1,026.00	3.22

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,020.43	4.42
Class B	1,000.00	1,016.61	8.28
Class C	1,000.00	1,016.61	8.28
Class I	1,000.00	1,022.41	2.41
Class N	1,000.00	1,019.09	5.77
Class Y	1,000.00	1,021.62	3.21

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended February 28, 2014 are as follows:

Class	Expense Ratios
Class A	0.88%
Class B	1.65
Class C	1.65
Class I	0.48
Class N	1.15
Class Y	0.64

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10      OPPENHEIMER LIMITED-TERM BOND FUND

STATEMENT OF INVESTMENTS February 28, 2014 Unaudited

	Principal Amount	Value

Asset-Backed Securities—12.3%

Auto Loan—11.7%

Ally Master Owner Trust, Series 2012-3, Cl. D, 2.505%, 6/15/17[1,2]	$2,295,000	$2,300,291

American Credit Acceptance Receivables Trust:
Series 2012-3, Cl. C, 2.78%, 9/17/18[1]	955,000	961,795
Series 2014-1, Cl. B, 2.39%, 11/12/19[1]	2,765,000	2,783,138

AmeriCredit Automobile Receivables Trust:
Series 2012-2, Cl. D, 3.38%, 4/9/18	2,980,000	3,108,152
Series 2012-3, Cl. E, 4.46%, 11/8/19[1]	1,305,000	1,360,356
Series 2012-4, Cl. D, 2.68%, 10/9/18	950,000	977,190
Series 2013-1, Cl. D, 2.09%, 2/8/19	2,245,000	2,251,789
Series 2013-2, Cl. D, 2.42%, 5/8/19	2,505,000	2,503,798
Series 2013-2, Cl. E, 3.41%, 10/8/20[1]	1,845,000	1,884,776
Series 2013-3, Cl. D, 3.00%, 7/8/19	1,600,000	1,617,502
Series 2013-4, Cl. C, 2.72%, 9/9/19	1,500,000	1,528,373
Series 2013-5, Cl. C, 2.29%, 11/8/19	4,000,000	4,042,860
Series 2013-5, Cl. D, 2.86%, 12/8/19	725,000	734,884

California Republic Auto Receivables Trust, Series 2013-2, Cl. C, 3.32%, 8/17/20	1,230,000	1,228,130

Capital Auto Receivables Asset Trust:
Series 2013-1, Cl. D, 2.19%, 4/20/17	1,085,000	1,074,979
Series 2013-4, Cl. D, 3.22%, 5/20/19	560,000	563,697
Series 2014-1, Cl. D, 3.39%, 7/22/19	615,000	620,018

Carfinance Capital Auto Trust, Series 2013-2A, Cl. B, 3.15%, 8/15/19[1]	2,815,000	2,819,953

CPS Auto Receivables Trust, Series 2012-C, Cl. A, 1.82%, 12/16/19[1]	583,776	586,619

Credit Acceptance Auto Loan Trust:
Series 2012-2A, Cl. B, 2.21%, 9/15/20[1]	1,930,000	1,942,284
Series 2013-1A, Cl. B, 1.83%, 4/15/21[1]	350,000	348,811

DT Auto Owner Trust:
Series 2012-2A, Cl. D, 4.35%, 3/15/19[1]	2,305,000	2,368,810
Series 2013-1A, Cl. D, 3.74%, 5/15/20[1]	965,000	975,652
Series 2013-2A, Cl. D, 4.18%, 6/15/20[1]	2,285,000	2,324,961
Series 2014-1A, Cl. D, 3.98%, 1/15/21[1]	1,900,000	1,908,930

Exeter Automobile Receivables Trust:
Series 2012-2A, Cl. C, 3.06%, 7/16/18[1]	3,870,000	3,920,320
Series 2013-2A, Cl. C, 4.35%, 1/15/19[1]	2,165,000	2,242,323
Series 2014-1A, Cl. B, 2.42%, 1/15/19[1]	1,225,000	1,234,813
Series 2014-1A, Cl. C, 3.57%, 7/15/19[1]	1,225,000	1,237,921

First Investors Auto Owner Trust:
Series 2012-1A, Cl. D, 5.65%, 4/15/18[1]	810,000	850,423
Series 2013-3A, Cl. C, 2.91%, 1/15/20[1]	1,380,000	1,380,667
Series 2013-3A, Cl. D, 3.67%, 5/15/20[1]	900,000	900,408

Navistar Financial Dealer Note Master Trust, Series 2013-2, Cl. D, 2.406%, 9/25/18[1,2]	2,055,000	2,059,129

Santander Drive Auto Receivables Trust:
Series 2012-3, Cl. D, 3.64%, 5/15/18	3,305,000	3,478,104
Series 2012-5, Cl. D, 3.30%, 9/17/18	1,480,000	1,534,442
Series 2012-AA, Cl. D, 2.46%, 12/17/18[1]	3,500,000	3,531,742
Series 2013-1, Cl. D, 2.27%, 1/15/19	3,830,000	3,835,174
Series 2013-2, Cl. C, 1.95%, 3/15/19	3,900,000	3,941,958
Series 2013-2, Cl. D, 2.57%, 3/15/19	4,110,000	4,159,310
Series 2013-3, Cl. C, 1.81%, 4/15/19	4,000,000	3,989,486

11      OPPENHEIMER LIMITED-TERM BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Auto Loan (Continued)

Santander Drive Auto Receivables Trust: (Continued)
Series 2013-3, Cl. D, 2.42%, 4/15/19	$3,465,000	$3,488,955
Series 2013-4, Cl. C, 3.25%, 1/15/20	3,000,000	3,104,688
Series 2013-5, Cl. D, 2.73%, 10/15/19	1,750,000	1,753,471

SNAAC Auto Receivables Trust:
Series 2012-1A, Cl. C, 4.38%, 6/15/17[1]	60,000	61,280
Series 2013-1A, Cl. B, 2.09%, 7/16/18[1]	745,000	745,042
Series 2013-1A, Cl. C, 3.07%, 8/15/18[1]	830,000	827,923

United Auto Credit Securitization Trust:
Series 2012-1, Cl. C, 2.52%, 3/15/16[1]	1,040,000	1,040,285
Series 2013-1, Cl. B, 1.74%, 4/15/16[1]	1,285,000	1,284,753
Series 2013-1, Cl. C, 2.22%, 12/15/17[1]	1,035,000	1,034,700
Series 2013-1, Cl. D, 2.90%, 12/15/17[1]	145,000	144,936

		94,600,001

Equipment—0.1%

Structured Asset Securities Corp., Interest-Only Stripped Pass-Through Certificates, Series 2002-AL1, Cl. AIO, 11.09%, 2/25/32[3]	6,091,818	646,328

Home Equity Loan—0.3%

TAL Advantage LLC, Series 2014-1A, Cl. A, 3.51%, 2/22/39[1]	2,020,000	2,023,657

Receivables: Other—0.2%

HLSS Servicer Advance Receivables Trust, Series 2014-T1, Cl. AT1, 1.244%, 1/17/45[1]	2,000,000	1,993,825

Total Asset-Backed Securities (Cost $98,482,755)		99,263,811

Mortgage-Backed Obligations—41.5%

Government Agency—27.9%

FHLMC/FNMA/FHLB/Sponsored—27.1%

Federal Home Loan Mortgage Corp. Gold Pool:
4.50%, 5/1/19	47,860	51,119
5.00%, 7/1/33-6/1/34	1,163,513	1,281,515
5.50%, 9/1/39	3,892,361	4,322,290
6.00%, 1/1/22-7/1/24	1,315,728	1,463,432
6.50%, 4/1/18-4/1/34	847,027	932,637
7.00%, 8/1/16-3/1/35	2,867,201	3,310,648
7.50%, 1/1/32-2/1/32	1,743,845	2,065,767
8.00%, 4/1/16	111,081	115,240
9.00%, 8/1/22-5/1/25	59,304	65,898
11.50%, 6/1/20-11/17/20	9,196	9,282
12.50%, 7/1/19	829	840
13.00%, 8/1/15	178	179

Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 192, Cl. IO, 9.41%, 2/1/28[3]	103,661	23,004
Series 205, Cl. IO, 14.63%, 9/1/29[3]	751,647	142,711
Series 206, Cl. IO, 0.00%, 12/1/29[3,4]	236,267	61,040
Series 243, Cl. 6, 0.00%, 12/15/32[3,4]	296,109	43,867

Federal Home Loan Mortgage Corp., Mtg.-Linked Amortizing Global Debt Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	3,059,388	3,107,841

12      OPPENHEIMER LIMITED-TERM BOND FUND

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit
Multiclass Pass-Through Certificates:
Series 151, Cl. F, 9.00%, 5/15/21	$20,015	$22,286
Series 1644, Cl. S, 2.234%, 12/15/23[2]	3,287,036	3,407,805
Series 2043, Cl. ZP, 6.50%, 4/15/28	1,693,217	1,928,297
Series 2116, Cl. ZA, 6.00%, 1/15/29	979,421	1,095,316
Series 2148, Cl. ZA, 6.00%, 4/15/29	1,565,922	1,749,598
Series 2220, Cl. PD, 8.00%, 3/15/30	121,202	142,153
Series 2326, Cl. ZP, 6.50%, 6/15/31	180,544	205,417
Series 2344, Cl. FP, 1.105%, 8/15/31[2]	268,090	275,501
Series 2368, Cl. PR, 6.50%, 10/15/31	755,534	860,005
Series 2427, Cl. ZM, 6.50%, 3/15/32	652,524	743,795
Series 2451, Cl. FD, 1.155%, 3/15/32[2]	176,714	181,959
Series 2461, Cl. PZ, 6.50%, 6/15/32	424,205	481,903
Series 2464, Cl. FI, 1.155%, 2/15/32[2]	165,935	170,713
Series 2465, Cl. PG, 6.50%, 6/15/32	566,281	637,878
Series 2470, Cl. LF, 1.155%, 2/15/32[2]	166,424	171,216
Series 2471, Cl. FD, 1.155%, 3/15/32[2]	253,414	260,779
Series 2500, Cl. FD, 0.655%, 3/15/32[2]	335,114	338,914
Series 2517, Cl. GF, 1.155%, 2/15/32[2]	131,891	135,689
Series 2526, Cl. FE, 0.555%, 6/15/29[2]	383,614	386,638
Series 2530, Cl. FD, 0.655%, 2/15/32[2]	342,438	345,942
Series 2538, Cl. F, 0.755%, 12/15/32[2]	339,785	344,330
Series 2551, Cl. FD, 0.555%, 1/15/33[2]	252,366	254,048
Series 2551, Cl. LF, 0.655%, 1/15/33[2]	18,543	18,672
Series 2630, Cl. MB, 4.50%, 6/15/18	505,000	538,333
Series 2668, Cl. AZ, 4.00%, 9/15/18	292,735	307,645
Series 3015, Cl. GM, 5.00%, 8/15/35	8,440,000	9,216,535
Series 3465, Cl. HA, 4.00%, 7/15/17	122,999	125,614
Series 3617, Cl. DC, 4.00%, 7/15/27	797,463	809,691
Series 3822, Cl. JA, 5.00%, 6/15/40	1,150,425	1,225,106
Series 3848, Cl. WL, 4.00%, 4/15/40	1,512,424	1,576,661
Series 3917, Cl. BA, 4.00%, 6/15/38	1,355,974	1,430,027

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit
Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2074, Cl. S, 51.90%, 7/17/28[3]	162,837	36,510
Series 2079, Cl. S, 38.56%, 7/17/28[3]	298,525	68,167
Series 2122, Cl. S, 36.59%, 2/15/29[3]	857,481	164,577
Series 2304, Cl. SK, 45.46%, 6/15/29[3]	874,748	165,925
Series 2493, Cl. S, 49.09%, 9/15/29[3]	222,396	46,892
Series 2526, Cl. SE, 34.25%, 6/15/29[3]	340,229	67,903
Series 2795, Cl. SH, 12.62%, 3/15/24[3]	2,652,731	368,994
Series 2802, Cl. AS, 0.00%, 4/15/33[3,4]	19,790	130
Series 2920, Cl. S, 55.80%, 1/15/35[3]	2,052,851	349,662
Series 2922, Cl. SE, 7.91%, 2/15/35[3]	473,130	84,845
Series 3004, Cl. SB, 99.999%, 7/15/35[3]	2,872,474	495,833
Series 3201, Cl. SG, 5.85%, 8/15/36[3]	1,307,662	215,173
Series 3397, Cl. GS, 14.49%, 12/15/37[3]	306,239	56,874
Series 3424, Cl. EI, 0.00%, 4/15/38[3,4]	337,779	39,621
Series 3450, Cl. BI, 12.59%, 5/15/38[3]	3,525,791	514,738
Series 3606, Cl. SN, 4.81%, 12/15/39[3]	789,204	133,544

13      OPPENHEIMER LIMITED-TERM BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit
Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 3659, Cl. IE, 0.00%, 3/15/19[3,4]	$3,010,286	$236,087
Series 3685, Cl. EI, 0.00%, 3/15/19[3,4]	2,423,983	170,991

Federal National Mortgage Assn.:
3.50%, 3/1/28[5]	30,555,000	32,311,912
4.00%, 3/15/29[5]	8,855,000	9,451,328
4.50%, 3/25/29-3/25/44[5]	17,670,000	18,967,445
5.00%, 3/1/43[5]	10,292,000	11,269,743

Federal National Mortgage Assn. Pool:
2.527%, 10/1/36[2]	8,188,726	8,691,736
4.50%, 2/1/19-12/1/20	4,630,761	4,962,029
5.00%, 12/1/17-6/1/22	8,473,448	9,100,003
5.50%, 2/1/35-5/1/36	1,229,179	1,365,681
6.00%, 6/1/30-3/1/37	9,292,411	10,441,514
6.50%, 6/1/17-1/1/34	7,471,537	8,451,629
7.00%, 11/1/17-11/1/35	5,508,946	6,291,706
7.50%, 2/1/27-8/1/33	4,684,476	5,559,173
8.00%, 12/1/22	15,208	17,617
8.50%, 7/1/32	32,536	37,882
11.00%, 7/1/16	5,405	5,691
11.50%, 11/1/15	7,332	7,394

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 221, Cl. 2, 42.77%, 5/1/23[3]	646,325	105,649
Series 252, Cl. 2, 42.69%, 11/1/23[3]	317,963	53,487
Series 303, Cl. IO, 40.09%, 11/1/29[3]	2,775,235	566,132
Series 319, Cl. 2, 18.17%, 2/1/32[3]	532,282	96,848
Series 321, Cl. 2, 4.78%, 4/1/32[3]	781,769	139,323
Series 324, Cl. 2, 0.00%, 7/1/32[3,4]	337,319	75,369
Series 328, Cl. 2, 0.00%, 12/1/32[3,4]	2,049,922	302,411
Series 334, Cl. 12, 0.00%, 3/1/33[3,4]	1,178,688	253,005
Series 339, Cl. 7, 0.00%, 8/1/33[3,4]	964,511	184,330
Series 351, Cl. 10, 0.00%, 4/1/34[3,4]	834,171	151,410
Series 351, Cl. 8, 0.00%, 4/1/34[3,4]	766,467	139,364
Series 356, Cl. 10, 0.00%, 6/1/35[3,4]	568,468	103,911
Series 356, Cl. 12, 0.00%, 2/1/35[3,4]	279,301	51,040
Series 362, Cl. 13, 0.00%, 8/1/35[3,4]	495,661	83,566
Series 364, Cl. 15, 0.00%, 9/1/35[3,4]	694,714	118,778

Federal National Mortgage Assn., Prinicipal-Only Stripped Mtg.-Backed Security, Series 327, Cl. 1, 12.44%, 9/1/32[6]	139,601	121,874

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit
Multiclass Pass-Through Certificates:
Series 1992-161, Cl. H, 7.50%, 9/25/22	1,909,314	2,212,044
Series 1993-87, Cl. Z, 6.50%, 6/25/23	540,659	609,823
Series 1999-54, Cl. LH, 6.50%, 11/25/29	402,359	450,234
Series 2001-51, Cl. OD, 6.50%, 10/25/31	1,655,968	1,844,535
Series 2001-69, Cl. PF, 1.156%, 12/25/31[2]	383,930	395,090
Series 2002-29, Cl. F, 1.156%, 4/25/32[2]	176,044	181,143
Series 2002-52, Cl. FD, 0.656%, 9/25/32[2]	269,105	272,142
Series 2002-59, Cl. F, 0.556%, 9/25/32[2]	812,772	819,429

14      OPPENHEIMER LIMITED-TERM BOND FUND

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2002-60, Cl. FH, 1.156%, 8/25/32[2]	$311,631	$320,657
Series 2002-64, Cl. FJ, 1.156%, 4/25/32[2]	54,191	55,760
Series 2002-68, Cl. FH, 0.655%, 10/18/32[2]	103,706	104,842
Series 2003-112, Cl. AN, 4.00%, 11/25/18	678,215	713,625
Series 2003-116, Cl. FA, 0.556%, 11/25/33[2]	189,162	189,533
Series 2003-119, Cl. FK, 0.656%, 5/25/18[2]	4,302,600	4,328,738
Series 2003-130, Cl. CS, 13.789%, 12/25/33[2]	251,055	295,781
Series 2003-26, Cl. XF, 0.606%, 3/25/23[2]	944,320	949,375
Series 2003-28, Cl. KG, 5.50%, 4/25/23	1,919,776	2,113,617
Series 2005-104, Cl. MC, 5.50%, 12/25/25	2,895,352	3,193,569
Series 2005-31, Cl. PB, 5.50%, 4/25/35	2,280,000	2,583,298
Series 2006-11, Cl. PS, 23.997%, 3/25/36[2]	346,469	545,874
Series 2006-46, Cl. SW, 23.629%, 6/25/36[2]	229,763	349,808
Series 2006-50, Cl. KS, 23.63%, 6/25/36[2]	491,989	757,286
Series 2006-50, Cl. SK, 23.63%, 6/25/36[2]	984,065	1,495,201
Series 2007-9, Cl. LE, 5.50%, 3/25/37	2,000,000	2,244,376
Series 2008-14, Cl. BA, 4.25%, 3/25/23	299,876	316,581
Series 2009-114, Cl. AC, 2.50%, 12/25/23	1,417,977	1,450,795
Series 2009-70, Cl. NT, 4.00%, 8/25/19	447,787	469,793
Series 2010-43, Cl. KG, 3.00%, 1/25/21	773,363	805,192
Series 2011-15, Cl. DA, 4.00%, 3/25/41	1,045,536	1,105,414
Series 2011-3, Cl. KA, 5.00%, 4/25/40	1,851,856	2,022,523
Series 2011-88, Cl. AB, 2.50%, 9/25/26	1,208,636	1,240,690
Series 2012-20, Cl. FD, 0.556%, 3/25/42[2]	782,877	782,907

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-61, Cl. SH, 27.96%, 11/18/31[3]	636,143	128,186
Series 2001-63, Cl. SD, 29.19%, 12/18/31[3]	263,307	53,987
Series 2001-68, Cl. SC, 19.75%, 11/25/31[3]	166,675	32,493
Series 2001-81, Cl. S, 24.61%, 1/25/32[3]	171,066	33,276
Series 2002-28, Cl. SA, 33.82%, 4/25/32[3]	169,858	34,624
Series 2002-38, Cl. SO, 43.42%, 4/25/32[3]	284,274	52,737
Series 2002-39, Cl. SD, 38.75%, 3/18/32[3]	300,451	64,216
Series 2002-41, Cl. S, 55.53%, 7/25/32[3]	1,015,036	218,694
Series 2002-48, Cl. S, 29.40%, 7/25/32[3]	268,393	52,961
Series 2002-52, Cl. SD, 32.73%, 9/25/32[3]	269,105	53,546
Series 2002-52, Cl. SL, 32.01%, 9/25/32[3]	173,854	36,495
Series 2002-53, Cl. SK, 33.09%, 4/25/32[3]	187,412	43,303
Series 2002-56, Cl. SN, 31.19%, 7/25/32[3]	366,740	78,674
Series 2002-77, Cl. IS, 43.39%, 12/18/32[3]	484,320	104,984
Series 2002-77, Cl. SH, 36.36%, 12/18/32[3]	244,152	51,307
Series 2002-9, Cl. MS, 25.67%, 3/25/32[3]	275,372	60,090
Series 2003-23, Cl. ES, 0.00%, 10/25/22[3,4]	268,837	3,826
Series 2003-25, Cl. IK, 23.36%, 4/25/33[3]	4,230,453	811,169
Series 2003-33, Cl. SP, 30.25%, 5/25/33[3]	621,417	134,085
Series 2003-4, Cl. S, 30.11%, 2/25/33[3]	391,873	80,576
Series 2005-12, Cl. SC, 7.39%, 3/25/35[3]	237,949	40,866
Series 2005-14, Cl. SE, 37.31%, 3/25/35[3]	1,743,209	271,394

15      OPPENHEIMER LIMITED-TERM BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2005-40, Cl. SB, 51.69%, 5/25/35[3]	$1,345,084	$228,047
Series 2005-52, Cl. JH, 2.42%, 5/25/35[3]	746,118	128,158
Series 2005-6, Cl. SE, 13.45%, 2/25/35[3]	2,573,530	456,285
Series 2007-88, Cl. XI, 25.80%, 6/25/37[3]	967,698	148,548
Series 2008-55, Cl. SA, 15.55%, 7/25/38[3]	641,961	78,969
Series 2009-8, Cl. BS, 0.00%, 2/25/24[3,4]	1,341,136	117,583
Series 2010-95, Cl. DI, 0.00%, 11/25/20[3,4]	3,894,105	307,482
Series 2012-40, Cl. PI, 2.22%, 4/25/41[3]	2,064,543	377,908

Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 1995-2B, Cl. 2IO, 21.96%, 6/15/25[3]	4,081,365	112,984

		218,698,350

GNMA/Guaranteed—0.8%

Government National Mortgage Assn. I Pool:
6.50%, 11/15/23-12/15/23	39,832	44,921
7.00%, 1/15/28-8/15/28	249,077	279,620
7.50%, 2/15/22-11/15/26	164,022	177,452
8.00%, 9/15/16-8/15/28	35,311	36,691
8.50%, 8/15/17-12/15/17	88,929	96,159
9.50%, 7/15/18-12/15/19	4,411	4,445
10.00%, 8/15/17-8/15/19	29,173	29,706
10.50%, 12/15/15-12/15/20	72,901	74,485

Government National Mortgage Assn. II Pool:
1.625%, 4/20/17[2]	5,593	5,812
7.00%, 1/20/30	54,648	63,112
11.00%, 10/20/19-7/20/20	58,205	59,998

Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 1998-6, Cl. SA, 61.05%, 3/16/28[3]	377,157	78,414
Series 2007-17, Cl. AI, 14.22%, 4/16/37[3]	3,032,895	617,594
Series 2011-52, Cl. HS, 8.43%, 4/16/41[3]	4,957,681	964,145

Government National Mortgage Assn., Real Estate Mtg. Investment Conduit
Multiclass Pass-Through Certificates:
Series 1999-32, Cl. ZB, 8.00%, 9/16/29	2,873,129	3,432,986
Series 2000-12, Cl. ZA, 8.00%, 2/16/30	691,780	815,019
Series 2009-46, Cl. HC, 5.00%, 11/20/34	93,026	94,551

		6,875,110

Non-Agency—13.6%

Commercial—12.1%

Banc of America Commercial Mortgage Trust:
Series 2006-5, Cl. AM, 5.448%, 9/10/47	2,500,000	2,693,126
Series 2006-6, Cl. AM, 5.39%, 10/10/45	3,690,000	4,012,506

BCAP LLC Trust:
Series 2012-RR2, Cl. 6A3, 2.766%, 9/26/35[1,2]	2,326,136	2,353,443
Series 2012-RR6, 2.404%, 11/26/36[1]	2,918,528	2,945,659

Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-9, Cl. A1, 2.43%, 10/25/35[2]	1,002,623	988,132

16      OPPENHEIMER LIMITED-TERM BOND FUND

	Principal Amount	Value

Commercial (Continued)

Bear Stearns Commercial Mortgage Securities Trust, Series 2006-T24, Cl. AM,
5.568%, 10/12/41[2]	$3,535,000	$3,885,142

Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-
Through Certificates, Series 1997-CTL1, Cl. IO, 0.00%, 6/22/24[2,3,4,7]	3,625,402	166,452

CD Commercial Mortgage Trust, Series 2006-CD2, Cl. AM, 5.356%, 1/15/46[2]	3,795,000	4,083,386

Citigroup Commercial Mortgage Trust, Series 20113-GCJ11, 4.607%, 4/10/46[1]	880,000	794,953

Citigroup Mortgage Loan Trust, Inc.:
Series 2006-AR1, Cl. 1A1, 2.55%, 10/25/35[2]	4,372,837	4,301,606
Series 2012-8, Cl. 1A1, 2.654%, 10/25/35[1,2]	4,108,895	4,164,028

COMM Mortgage Trust:
Series 2006-C7, Cl. AM, 5.778%, 6/10/46[2]	3,750,000	4,069,866
Series 2012-CR4, Cl. D, 4.577%, 10/15/45[1,2]	270,000	252,052
Series 2012-CR5, Cl. E, 4.335%, 12/10/45[1,2]	420,000	385,783
Series 2013-CR11, Cl. C, 5.172%, 10/10/46[1,2]	735,000	761,532
Series 2013-CR7, Cl. D, 4.36%, 3/10/46[1,2]	955,000	844,915
Series 2013-LC13, Cl. C, 5.049%, 8/10/46[1,2]	385,000	400,620

COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 2010-C1, Cl. XPA, 0.00%, 7/10/46[1,2,3,4]	20,853,834	756,786
Series 2012-CR5, Cl. XA, 0.57%, 12/10/45[2,3]	17,395,069	1,822,525

Countrywide Home Loans, Series 2005-17, Cl. 1A8, 5.50%, 9/25/35	2,796,440	2,829,289

Credit Suisse Commercial Mortgage Trust:
Series 2006-C1, Cl. AJ, 5.489%, 2/15/39[2]	2,650,000	2,842,794
Series 2006-C4, Cl. AM, 5.509%, 9/15/16	2,775,000	3,008,969

Credit Suisse First Boston Commercial Trust, Series 2005-C6, Cl. AJ, 5.23%, 12/15/40[2]	2,250,000	2,372,287

Credit Suisse Mortgage Trust, Series 2009-13R, Cl. 4A1, 2.621%, 9/26/36[1,2]	412,301	417,945

DBUBS Mortgage Trust, Series 2011-LC1A, Cl. E, 5.557%, 11/10/46[1,2]	400,000	423,011

FREMF Mortgage Trust:
Series 2013-K25, Cl. C, 3.618%, 11/25/45[1,2]	515,000	454,512
Series 2013-K26, Cl. C, 3.60%, 12/25/45[1,2]	345,000	302,276
Series 2013-K27, Cl. C, 3.497%, 1/25/46[1,2]	530,000	458,595
Series 2013-K28, Cl. C, 3.494%, 6/25/46[1,2]	530,000	456,753
Series 2013-K30, Cl. C, 3.555%, 6/25/45[1,2]	855,000	732,725
Series 2013-K712, Cl. C, 3.368%, 5/25/45[1,2]	890,000	828,723
Series 2013-K713, Cl. C, 3.165%, 4/25/46[1,2]	2,670,000	2,435,995

GCCFC Commercial Mortgage Trust, Series 2006-GG7, Cl. AM, 5.82%, 7/10/38[2]	405,000	444,203

GS Mortgage Securities Trust, Series 2006-GG6, Cl. AM, 5.622%, 4/10/38[2]	1,985,000	2,143,749

GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 5.214%, 7/25/35[2]	833,184	835,642

Heller Financial Commercial Mortgage Asset Corp., Interest-Only Commercial
Mtg. Pass-Through Certificates, Series 2000-PH1, Cl. X, 0.00%, 1/17/34[1,2,3,4]	4,044,359	43,889

JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2006-LDP7, Cl. AJ, 5.873%, 4/15/45[2]	1,265,000	1,300,761
Series 2006-LDP8, Cl. AJ, 5.48%, 5/15/45[2]	1,655,000	1,736,068
Series 2013-C10, Cl. C, 4.16%, 12/15/47[2]	1,975,000	1,920,683

JP Morgan Resecuritization Trust, Series 2009-11, Cl. 5A1, 2.621%, 9/26/36[1,2]	1,565,651	1,572,456

JPMBB Commercial Mortgage Securities Trust:
Series 2013-C14, Cl. C, 4.561%, 8/15/46[2]	1,700,000	1,695,512
Series 2013-C14, Cl. D, 4.561%, 8/15/46[1,2]	855,000	776,536

17      OPPENHEIMER LIMITEDTERM BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Commercial (Continued)

LB-UBS Commercial Mortgage Trust:
Series 2006-C4, Cl. AM, 5.857%, 6/15/38[2]	$2,230,000	$2,448,457
Series 2007-C6, Cl. AM, 6.114%, 7/15/40[2]	1,010,000	1,124,742

Lehman Structured Securities Corp., Series 2002-GE1, Cl. A, 2.514%, 7/26/24[2,7]	135,484	118,157

Merrill Lynch Mortgage Trust, Series 2006-C2, Cl. AM, 5.782%, 8/12/43[2]	2,265,000	2,489,174

Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C6, Cl. E, 4.663%, 11/15/45[1,2]	810,000	767,210
Series 2013-C12, Cl. C, 4.771%, 10/15/46[2]	735,000	740,368
Series 2013-C7, Cl. D, 4.303%, 2/15/46[1,2]	980,000	882,021
Series 2013-C8, Cl. D, 4.172%, 12/15/48[1,2]	710,000	634,315

Morgan Stanley Capital I Trust, Series 2007-IQ13, Cl. AM, 5.406%, 3/15/44	2,290,000	2,511,320

Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1A, 2.059%, 11/26/36[1,2]	4,002,414	3,960,850

Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.487%, 6/26/46[1,2]	1,453,914	1,472,396

UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Cl. E, 4.891%, 5/10/63[1,2]	380,000	352,527

Wachovia Bank Commercial Mortgage Trust:
Series 2005-C22, Cl. AM, 5.341%, 12/15/44[2]	930,000	991,500
Series 2007-C30, Cl. AM, 5.383%, 12/15/43	850,000	926,968

Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR1, Cl. 1A1, 2.61%, 2/25/35[2]	3,975,803	4,035,882

WF-RBS Commercial Mortgage Trust:
Series 2012-C10, Cl. D, 4.46%, 12/15/45[1,2]	935,000	861,350
Series 2012-C7, Cl. E, 4.847%, 6/15/45[1,2]	710,000	682,161
Series 2012-C8, Cl. E, 4.878%, 8/15/45[1,2]	800,000	783,087
Series 2013-C11, Cl. D, 4.184%, 3/15/45[1,2]	416,000	379,197
Series 2013-C15, Cl. D, 4.486%, 8/15/46[1,2]	1,250,000	1,134,060

WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-
Through Certificates, Series 2011-C3, Cl. XA, 0.00%, 3/15/44[1,2,3,4]	14,238,512	940,439

		97,952,066

Multi-Family—0.2%

Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR15, Cl. 1A2,
2.613%, 9/25/35[2]	1,134,138	1,108,570

Residential—1.3%

Banc of America Commercial Mortgage Trust, Series 2007-4, Cl. AM, 5.842%, 2/10/51[2]	2,990,000	3,341,409

Countrywide Asset-Backed Certificates, Series 2005-16, Cl. 2AF2, 4.985%, 5/25/36[2]	440,805	453,466

Countrywide Home Loans:
Series 2005-J4, Cl. A7, 5.50%, 11/25/35	2,216,623	2,331,215
Series 2007-HY3, Cl. 1A1, 2.755%, 6/25/47[2]	2,480,525	2,257,325

Merrill Lynch Mortgage Investors Trust, Series 2005-A1, Cl. 2A1, 2.55%, 12/25/34[2]	194,390	201,816

MLCC Mortgage Investors, Inc., Series 2006-3, Cl. 2A1, 2.335%, 10/25/36[2]	1,965,257	1,909,857

RALI Trust, Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	16,076	12,558

		10,507,646

Total Mortgage-Backed Obligations (Cost $321,579,494)		335,141,742

18      OPPENHEIMER LIMITED-TERM BOND FUND

	Principal Amount	Value

U.S. Government Obligations—11.2%

U.S. Treasury Nts.:
0.625%, 2/15/17	$14,265,000	$14,244,387
0.75%, 1/15/17	36,923,000	37,035,505
2.00%, 9/30/20	35,948,000	35,903,065
2.50%, 8/15/23[9]	3,266,000	3,241,250

Total U.S. Government Obligations (Cost $90,148,323)		90,424,207

Corporate Bonds and Notes—38.5%

Consumer Discretionary—5.3%

Auto Components—0.4%

TRW Automotive, Inc., 7.25% Sr. Unsec. Nts., 3/15/17[1]	2,705,000	3,103,988

Automobiles—1.9%

Ford Motor Credit Co. LLC, 3% Sr. Unsec. Nts., 6/12/17	8,800,000	9,170,533

Harley-Davidson Financial Services, Inc., 3.875% Sr. Unsec. Nts., 3/15/16[1]	1,340,000	1,416,965

Hyundai Capital America:
1.45% Sr. Unsec. Nts., 2/6/17[1]	2,484,000	2,484,643
1.625% Sr. Unsec. Nts., 10/2/15[1]	1,662,000	1,679,591
1.875% Unsec. Nts., 8/9/16[1]	1,000,000	1,015,468

		15,767,200

Hotels, Restaurants & Leisure—0.4%

Carnival Corp., 1.20% Sr. Unsec. Nts., 2/5/16	2,400,000	2,410,167

Hyatt Hotels Corp., 3.875% Sr. Unsec. Unsub. Nts., 8/15/16	479,000	507,863

		2,918,030

Household Durables—0.6%

Jarden Corp., 7.50% Sr. Sub. Nts., 5/1/17	1,800,000	2,079,000

Toll Brothers Finance Corp., 4% Sr. Unsec. Nts., 12/31/18	2,056,000	2,112,540

Whirlpool Corp., 1.35% Sr. Unsec. Nts., 3/1/17	545,000	546,421

		4,737,961

Media—1.0%

DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 3.50% Sr. Unsec. Nts., 3/1/16	1,900,000	1,996,531

Historic TW, Inc., 8.05% Sr. Unsec. Nts., 1/15/16	344,000	386,100

Interpublic Group of Cos., Inc. (The), 6.25% Sr. Unsec. Nts., 11/15/14	2,120,000	2,196,850

Time Warner Cable, Inc., 5% Sr. Unsec. Nts., 2/1/20	1,850,000	2,038,831

WPP Finance UK, 8% Sr. Unsec. Nts., 9/15/14	1,437,000	1,492,641

		8,110,953

Specialty Retail—0.2%

Sally Holdings LLC/Sally Capital, Inc., 6.875% Sr. Unsec. Nts., 11/15/19	1,900,000	2,094,750

Textiles, Apparel & Luxury Goods—0.8%

Hanesbrands, Inc., 6.375% Sr. Unsec. Unsub. Nts., 12/15/20	1,900,000	2,094,750

19      OPPENHEIMER LIMITED-TERM BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Textiles, Apparel & Luxury Goods (Continued)

Levi Strauss & Co., 7.625% Sr. Unsec. Nts., 5/15/20	$1,900,000	$2,075,750

PVH Corp., 7.375% Sr. Unsec. Nts., 5/15/20	1,900,000	2,118,500

		6,289,000

Consumer Staples—1.1%

Beverages—0.2%

Cott Beverages, Inc., 8.125% Sr. Unsec. Nts., 9/1/18	1,900,000	2,037,750

Food & Staples Retailing—0.4%

Kroger Co., 1.20% Sr. Unsec. Nts., 10/17/16	1,000,000	1,002,669

Safeway, Inc., 3.40% Sr. Unsec. Nts., 12/1/16	2,000,000	2,086,404

		3,089,073

Food Products—0.3%

Bunge Ltd. Finance Corp., 8.50% Sr. Unsec. Nts., 6/15/19	1,650,000	2,055,550

Personal Products—0.2%

Avon Products, Inc., 4.60% Sr. Unsec. Nts., 3/15/20	2,000,000	2,042,724

Energy—6.9%

Energy Equipment & Services—1.4%

Cameron International Corp., 1.15% Sr. Unsec. Nts., 12/15/16	3,250,000	3,255,642

Noble Holding International Ltd., 2.50% Sr. Unsec. Nts., 3/15/17	500,000	512,340

Seadrill Ltd., 5.625% Sr. Unsec. Nts., 9/15/17[1]	2,000,000	2,095,000

Transocean, Inc., 5.05% Sr. Unsec. Nts., 12/15/16	1,685,000	1,848,743

Weatherford International LLC, 6.35% Sr. Unsec. Nts., 6/15/17	3,070,000	3,489,356

		11,201,081

Oil, Gas & Consumable Fuels—5.5%

Access Midstream Partners LP/ACMP Finance Corp., 5.875% Sr. Unsec. Nts., 4/15/21	2,000,000	2,145,000

Chesapeake Energy Corp., 3.25% Sr. Unsec. Nts., 3/15/16	2,000,000	2,020,000

Continental Resources, Inc., 5% Sr. Unsec. Nts., 9/15/22	2,100,000	2,202,375

DCP Midstream LLC, 9.75% Sr. Unsec. Nts., 3/15/19[1]	1,300,000	1,674,016

DCP Midstream Operating LP, 2.50% Sr. Unsec. Unsub. Nts., 12/1/17	1,300,000	1,334,131

Devon Energy Corp., 1.20% Sr. Unsec. Nts., 12/15/16	3,250,000	3,263,634

EQT Corp., 5.15% Sr. Unsec. Nts., 3/1/18	2,000,000	2,165,606

Kodiak Oil & Gas Corp., 8.125% Sr. Unsec. Nts., 12/1/19	1,900,000	2,123,250

Oasis Petroleum, Inc., 7.25% Sr. Unsec. Nts., 2/1/19	2,000,000	2,160,000

ONEOK Partners LP, 3.20% Sr. Unsec. Nts., 9/15/18	2,100,000	2,188,639

Origin Energy Finance Ltd., 3.50% Sr. Unsec. Nts., 10/9/18[1]	2,154,000	2,206,521

Phillips 66, 2.95% Sr. Unsec. Nts., 5/1/17	1,611,000	1,696,449

Pioneer Natural Resources Co., 6.65% Sr. Unsec. Nts., 3/15/17	2,490,000	2,856,145

Range Resources Corp., 6.75% Sr. Sub. Nts., 8/1/20	1,900,000	2,075,750

Regency Energy Partners LP/Regency Energy Finance Corp., 6.875% Sr. Unsec. Nts., 12/1/18	1,900,000	2,037,750

Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub. Nts., 4/15/15[7]	2,059,000	2,074,443

Spectra Energy Partners LP:
2.95% Sr. Unsec. Nts., 9/25/18	2,000,000	2,062,268
4.60% Sr. Unsec. Nts., 6/15/21	1,000,000	1,078,102

Talisman Energy, Inc., 3.75% Sr. Unsec. Nts., 2/1/21	2,050,000	2,048,081

20      OPPENHEIMER LIMITED-TERM BOND FUND

	Principal Amount	Value

Oil, Gas & Consumable Fuels (Continued)

Tennessee Gas Pipeline Co. LLC, 8% Sr. Unsec. Nts., 2/1/16	$1,914,000	$2,160,198

Williams Partners LP, 3.80% Sr. Unsec. Nts., 2/15/15	3,100,000	3,190,622

		44,762,980

Financials—12.1%

Capital Markets—1.7%

Macquarie Bank Ltd., 2% Sr. Unsec. Nts., 8/15/16[1]	3,400,000	3,451,473

Morgan Stanley, 2.50% Sr. Unsec. Nts., 1/24/19	3,250,000	3,267,101

Nomura Holdings, Inc., 2% Sr. Unsec. Nts., 9/13/16	3,190,000	3,235,180

UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Bonds, Series 1[2,8]	3,500,000	3,736,250

		13,690,004

Commercial Banks—4.2%

Credit Agricole SA, 6.637% Jr. Sub. Perpetual Bonds[1,2,8]	3,625,000	3,739,187

Fifth Third Bancorp, 2.30% Sr. Unsec. Nts., 3/1/19	3,000,000	3,007,638

HBOS Capital Funding LP, 6.071% Jr. Sub. Perpetual Bonds[1,2,8]	2,100,000	2,115,750

HSBC Finance Capital Trust IX, 5.911% Unsec. Sub. Nts., 11/30/35[2]	4,500,000	4,663,125

Lloyds TSB Bank plc, 6.50% Unsec. Sub. Nts., 9/14/20[1]	900,000	1,037,290

Rabobank Capital Funding Trust III, 5.254% Jr. Sub. Perpetual Bonds[2,7,8]	2,700,000	2,855,250

Regions Financial Corp., 5.75% Sr. Unsec. Nts., 6/15/15	1,544,000	1,632,346

Royal Bank of Scotland Group plc, 7.64% Jr. Sub. Perpetual Bonds, Series U2,8	2,300,000	2,317,250

Societe Generale SA, 5.922% Jr. Sub. Perpetual Bonds[1,2,8]	1,900,000	2,039,749

SunTrust Banks, Inc., 3.60% Sr. Unsec. Nts., 4/15/16	3,050,000	3,216,127

Swedbank AB, 2.125% Sr. Unsec. Nts., 9/29/17[1]	3,210,000	3,262,500

Zions Bancorporation, 4% Sr. Unsec. Nts., 6/20/16	3,806,000	3,956,862

		33,843,074

Consumer Finance—0.7%

Ally Financial, Inc., 4.75% Sr. Unsec. Nts., 9/10/18	1,900,000	2,030,625

Capital One Bank USA NA, 2.25% Sr. Unsec. Nts., 2/13/19	3,300,000	3,305,356

		5,335,981

Diversified Financial Services—1.7%

Bank of America Corp., 2.60% Sr. Unsec. Nts., 1/15/19	3,225,000	3,268,467

Citigroup, Inc., 2.50% Sr. Unsec. Nts., 9/26/18	3,300,000	3,343,411

JPMorgan Chase & Co., 2.35% Sr. Unsec. Nts., 1/28/19	5,000,000	5,026,480

McGraw Hill Financial, Inc., 5.90% Sr. Unsec. Nts., 11/15/17	2,000,000	2,205,006

		13,843,364

Insurance—2.1%

AXA Equitable Life Insurance Co., 7.70% Sub. Nts., 12/1/15[1]	2,000,000	2,219,268

CNA Financial Corp., 6.50% Sr. Unsec. Nts., 8/15/16	2,800,000	3,155,953

Lincoln National Corp., 6.05% Jr. Unsec. Sub. Nts., 4/20/67[2]	3,500,000	3,491,250

Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds[1,2,8]	4,400,000	4,736,600

ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37[2,7]	3,040,000	3,283,200

		16,886,271

21      OPPENHEIMER LIMITED-TERM BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Real Estate Investment Trusts (REITs)—1.7%

American Tower Corp., 5.05% Sr. Unsec. Unsub. Nts., 9/1/20	$2,000,000	$2,179,158

ARC Properties Operating Partnership LP/Clark Acquisition LLC, 2% Sr. Unsec. Nts., 2/6/17[1]	3,755,000	3,760,193

Boston Properties LP, 5% Sr. Unsec. Nts., 6/1/15	1,807,000	1,900,899

Brandywine Operating Partnership LP, 7.50% Sr. Unsec. Nts., 5/15/15	1,395,000	1,502,255

Host Hotels & Resorts LP, 5.875% Sr. Unsec. Nts., 6/15/19	2,350,000	2,549,968

Prologis LP, 5.625% Sr. Unsec. Nts., 11/15/16	1,805,000	2,003,575

		13,896,048

Health Care—1.5%

Health Care Equipment & Supplies—0.3%

Boston Scientific Corp., 6.25% Sr. Unsec. Nts., 11/15/15	420,000	457,424

DENTSPLY International, Inc., 2.75% Sr. Unsec. Nts., 8/15/16	1,878,000	1,953,627

		2,411,051

Health Care Providers & Services—0.3%

Omnicare, Inc., 7.75% Sr. Sub. Nts., 6/1/20	1,850,000	2,053,500

Pharmaceuticals—0.9%

Hospira, Inc., 6.05% Sr. Unsec. Nts., 3/30/17	1,900,000	2,106,925

Mallinckrodt International Finance SA, 3.50% Sr. Unsec. Unsub. Nts., 4/15/18[1]	2,050,000	2,037,145

Mylan, Inc., 1.80% Sr. Unsec. Nts., 6/24/16[1]	3,355,000	3,415,450

		7,559,520

Industrials—3.4%

Aerospace & Defense—0.3%

Huntington Ingalls Industries, Inc., 6.875% Sr. Unsec. Nts., 3/15/18	1,900,000	2,066,250

Textron, Inc., 6.20% Sr. Unsec. Nts., 3/15/15	154,000	162,386

		2,228,636

Building Products—0.3%
Masco Corp., 5.85% Sr. Unsec. Nts., 3/15/17	1,900,000	2,104,250

Commercial Services & Supplies—0.8%

Clean Harbors, Inc., 5.25% Sr. Unsec. Unsub. Nts., 8/1/20	2,130,000	2,204,550

Pitney Bowes, Inc., 4.75% Sr. Unsec. Nts., 5/15/18	1,988,000	2,143,197

RR Donnelley & Sons Co., 8.25% Sr. Unsec. Nts., 3/15/19	1,900,000	2,227,750

		6,575,497

Industrial Conglomerates—0.5%

GE Capital Trust I, 6.375% Sub. Nts., 11/15/67[2]	3,900,000	4,327,050

Machinery—0.3%

CNH Capital LLC, 3.25% Sr. Unsec. Nts., 2/1/17	1,000,000	1,020,000

Xylem, Inc., 3.55% Sr. Unsec. Nts., 9/20/16	1,600,000	1,695,651

		2,715,651

Professional Services—0.3%

Nielsen Finance LLC/Nielsen Finance Co., 4.50% Sr. Unsec. Nts., 10/1/20	2,120,000	2,157,100

22      OPPENHEIMER LIMITED-TERM BOND FUND

	Principal Amount	Value

Road & Rail—0.4%

Penske Truck Leasing Co. LP/PTL Finance Corp.: 2.50% Sr. Unsec. Nts., 3/15/16[1]	$1,500,000	$1,543,636
3.375% Sr. Unsec. Nts., 3/15/18[1]	1,500,000	1,578,536

		3,122,172

Trading Companies & Distributors—0.5%

International Lease Finance Corp., 5.875% Sr. Unsec. Unsub. Nts., 4/1/19	2,000,000	2,220,000

United Rentals North America, Inc., 9.25% Sr. Unsec. Nts., 12/15/19	1,800,000	1,989,000

		4,209,000

Information Technology—1.9%

Computers & Peripherals—0.7%

Hewlett-Packard Co., 2.65% Sr. Unsec. Unsub. Nts., 6/1/16	3,535,000	3,668,086

Seagate HDD Cayman, 3.75% Sr. Unsec. Nts., 11/15/18[1]	1,600,000	1,656,000

		5,324,086

Internet Software & Services—0.2%

IAC/InterActiveCorp, 4.875% Sr. Unsec. Nts., 11/30/18[1]	1,915,000	2,005,963

IT Services—0.4%

Affiliated Computer Services, Inc., 5.20% Sr. Unsec. Nts., 6/1/15	1,500,000	1,576,468

Fidelity National Information Services, Inc., 7.875% Sr. Unsec. Nts., 7/15/20	1,500,000	1,623,819

		3,200,287

Semiconductors & Semiconductor Equipment—0.6%

Altera Corp., 1.75% Sr. Unsec. Nts., 5/15/17	2,400,000	2,411,088

NXP BV/NXP Funding LLC, 3.50% Sr. Unsec. Nts., 9/15/16[1]	2,100,000	2,157,750

		4,568,838

Materials—1.6%

Containers & Packaging—0.3%

Sealed Air Corp., 8.125% Sr. Unsec. Nts., 9/15/19[1]	1,850,000	2,083,563

Metals & Mining—1.3%

FMG Resources August 2006 Pty Ltd.:
6.00% Sr. Unsec. Nts., 4/1/17[1]	1,100,000	1,163,937
6.375% Sr. Unsec. Nts., 2/1/16[1]	1,200,000	1,240,380

Freeport-McMoRan Copper & Gold, Inc., 2.375% Sr. Unsec. Nts., 3/15/18	2,250,000	2,269,861

Plains Exploration & Production Co., 8.625% Sr. Unsec. Nts., 10/15/19	1,500,000	1,646,250

Steel Dynamics, Inc., 7.625% Sr. Unsec. Nts., 3/15/20	1,850,000	2,016,500

Xstrata Finance Canada Ltd., 2.05% Sr. Unsec. Nts., 10/23/15[1]	2,100,000	2,128,333

		10,465,261

Telecommunication Services—2.2%

Diversified Telecommunication Services—1.9%

CenturyLink, Inc., 5.625% Sr. Unsec. Unsub. Nts., 4/1/20	2,100,000	2,205,000

Frontier Communications Corp., 8.50% Sr. Unsec. Nts., 4/15/20	1,830,000	2,122,800

Telecom Italia Capital SA, 7.175% Sr. Unsec. Nts., 6/18/19	1,900,000	2,187,375

23      OPPENHEIMER LIMITED-TERM BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Diversified Telecommunication Services (Continued)

Telefonica Emisiones SAU, 5.877% Sr. Unsec. Nts., 7/15/19	$2,900,000	$3,296,375

T-Mobile USA, Inc., 5.25% Sr. Unsec. Nts., 9/1/18	2,100,000	2,226,000

Verizon Communications, Inc., 4.50% Sr. Unsec. Nts., 9/15/20	1,250,000	1,356,154

Windstream Corp., 7.875% Sr. Unsec. Nts., 11/1/17	1,850,000	2,127,500

		15,521,204

Wireless Telecommunication Services—0.3%

Crown Castle International Corp., 7.125% Sr. Unsec. Nts., 11/1/19	1,900,000	2,037,750

Utilities—2.5%

Electric Utilities—1.3%

EDP Finance BV, 6% Sr. Unsec. Nts., 2/2/18[1]	1,850,000	2,011,875

Entergy Texas, Inc., 3.60% Sec. Nts., 6/1/15	509,000	525,400

Great Plains Energy, Inc., 6.875% Sr. Unsec. Nts., 9/15/17	1,368,000	1,550,004

Iberdrola Finance Ireland Ltd., 5% Sr. Unsec. Nts., 9/11/19[1]	2,000,000	2,206,312

NextEra Energy Capital Holdings, Inc., 7.875% Sr. Unsec. Nts., 12/15/15	532,000	597,122

PPL WEM Holdings plc, 3.90% Sr. Unsec. Nts., 5/1/16[1]	3,250,000	3,423,569

		10,314,282

Energy Traders—0.4%

Dayton Power & Light Co., 1.875% Sr. Sec. Nts., 9/15/16[1]	3,172,000	3,231,021

Gas Utilities—0.4%

Florida Gas Transmission Co. LLC, 4% Sr. Unsec. Nts., 7/15/15[1]	3,050,000	3,172,250

Multi-Utilities—0.4%

CMS Energy Corp., 6.55% Sr. Unsec. Nts., 7/17/17	2,200,000	2,555,430

PG&E Corp., 2.40% Sr. Unsec. Nts., 3/1/19	1,280,000	1,284,493

		3,839,923

Total Corporate Bonds and Notes (Cost $304,635,726)		310,933,637

	Shares

Investment Company—4.9%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.07%[10,11] (Cost $39,840,659)	39,840,659	39,840,659

Total Investments, at Value (Cost $854,686,957)	108.4%	875,604,056

Liabilities in Excess of Other Assets	(8.4)	(67,968,434)

Net Assets	100.0%	$807,635,622

Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $161,587,245 or 20.01% of the Fund’s net assets as of February 28, 2014.

2. Represents the current interest rate for a variable or increasing rate security.

24      OPPENHEIMER LIMITED-TERM BOND FUND

Footnotes to Statement of Investments (Continued)

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $16,345,733 or 2.02% of the Fund’s net assets as of February 28, 2014.

4. Interest rate is less than 0.0005%.

5. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after February 28, 2014. See Note 1 of the accompanying Notes.

6. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $121,874 or 0.02% of the Fund’s net assets as of February 28, 2014.

7. Restricted security. The aggregate value of restricted securities as of February 28, 2014 was $8,497,502, which represents 1.05% of the Fund’s net assets. See Note 7 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)

Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0.00%, 6/22/24	4/21/97-6/21/97	$762,209	$166,452	$(595,757)
Lehman Structured Securities Corp., Series 2002-GE1, Cl. A, 2.514%, 7/26/24	1/28/02	132,748	118,157	(14,591)
Rabobank Capital Funding Trust III, 5.254% Jr. Sub. Perpetual Bonds	6/24/13	2,673,000	2,855,250	182,250
Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub. Nts., 4/15/15	8/2/13	2,067,456	2,074,443	6,987
ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37	2/20/14	3,266,871	3,283,200	16,329

		$8,902,284	$8,497,502	$(404,782)

8. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

9. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $2,959,361 See Note 6 of the accompanying Notes.

25      OPPENHEIMER LIMITED-TERM BOND FUND

STATEMENTS OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

10. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended February 28, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares August 30, 2013[a]	Gross Additions	Gross Reductions	Shares February 28, 2014

Oppenheimer Institutional Money Market Fund, Cl. E	—	61,796,109	21,955,450	39,840,659

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$39,840,659	$1,203

a. August 30, 2013 represents the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes.

11. Rate shown is the 7-day yield as of February 28, 2014.

Futures Contracts as of February 28, 2014
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

U.S. Treasury Long Bonds	CBT	Buy	6/19/14	18	$2,395,125	$1,968
U.S. Treasury Nts., 10 yr.	CBT	Sell	6/19/14	1,068	132,999,375	(469,358)
U.S. Treasury Nts., 2 yr.	CBT	Buy	6/30/14	120	26,385,000	134
U.S. Treasury Nts., 5 yr.	CBT	Sell	6/30/14	160	19,177,501	(38,778)

						$(506,034)

See accompanying Notes to Financial Statements.

26      OPPENHEIMER LIMITED-TERM BOND FUND

STATEMENT OF ASSETS AND LIABILITIES February 28, 2014 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $814,846,298)	$835,763,397
Affiliated companies (cost $39,840,659)	39,840,659

875,604,056

Receivables and other assets:
Investments sold (including $61,918,105 sold on a when-issued or delayed delivery basis)	63,077,202
Interest, dividends and principal paydowns	5,947,950
Shares of beneficial interest sold	1,043,033
Variation margin receivable	243,518
Expense waivers/reimbursements due from manager	23,607
Other	150,320

Total assets	946,089,686

Liabilities
Payables and other liabilities:
Investments purchased (including $133,504,972 purchased on a when-issued or delayed delivery basis)	135,877,288
Shares of beneficial interest redeemed	1,903,093
Trustees’ compensation	219,658
Distribution and service plan fees	160,559
Transfer and shareholder servicing agent fees	135,588
Dividends	113,286
Shareholder communications	19,893
Other	24,699

Total liabilities	138,454,064

Net Assets	$807,635,622

Composition of Net Assets
Par value of shares of beneficial interest	$86,190

Additional paid-in capital	793,320,596

Accumulated net investment income	3,361,683

Accumulated net realized loss on investments	(9,543,912)

Net unrealized appreciation on investments	20,411,065

Net Assets	$807,635,622

27      OPPENHEIMER LIMITED-TERM BOND FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $601,931,644 and 64,225,471 shares of beneficial interest outstanding)	$9.37

Maximum offering price per share (net asset value plus sales charge of 2.25% of offering price)	$9.59

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $28,984,092 and 3,096,898 shares of beneficial interest outstanding)	$9.36

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $120,705,324 and 12,899,890 shares of beneficial interest outstanding)	$9.36

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $4,527,515 and 481,688 shares of beneficial interest outstanding)	$9.40

Class N Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $30,811,864 and 3,287,842 shares of beneficial interest outstanding)	$9.37

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $20,675,183 and 2,198,030 shares of beneficial interest outstanding)	$9.41

See accompanying Notes to Financial Statements

28      OPPENHEIMER LIMITED-TERM BOND FUND

STATEMENT OF OPERATIONS For the Six Months Ended February 28, 2014 Unaudited

Investment Income
Interest	$12,612,323
Fee income on when-issued securities	2,215,141
Dividends—affiliated companies	1,203
Other income	18,525
Total investment income	14,847,192
Expenses
Management fees	1,744,768
Distribution and service plan fees:
Class A	734,316
Class B	156,650
Class C	585,186
Class N	75,842
Transfer and shareholder servicing agent fees:
Class A	672,157
Class B	34,542
Class C	129,215
Class I	612
Class N	34,729
Class Y	16,245
Shareholder communications:
Class A	8,316
Class B	1,387
Class C	2,074
Class N	537
Class Y	39
Trustees’ compensation	11,075
Custodian fees and expenses	4,660
Other	35,078
Total expenses	4,247,428
Less waivers and reimbursements of expenses	(118,076)
Net expenses	4,129,352
Net Investment Income	10,717,840
Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments from unaffiliated companies	(844,750)
Closing and expiration of futures contracts	(7,056,252)
Net realized loss	(7,901,002)
Net change in unrealized appreciation/depreciation on:
Investments	15,406,629
Futures contracts	413,986
Net change in unrealized appreciation/depreciation	15,820,615
Net Increase in Net Assets Resulting from Operations	$18,637,453

See accompanying Notes to Financial Statements.

29      OPPENHEIMER LIMITED-TERM BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended February 28, 2014 (Unaudited)	Year Ended August 30, 2013[1]
Operations
Net investment income	$10,717,840	$16,530,658
Net realized gain (loss)	(7,901,002)	2,270,661
Net change in unrealized appreciation/depreciation	15,820,615	(31,497,043)
Net increase (decrease) in net assets resulting from operations	18,637,453	(12,695,724)
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(11,159,404)	(13,419,150)
Class B	(451,605)	(495,091)
Class C	(1,693,513)	(1,604,046)
Class I	(84,490)	(23)
Class N	(532,098)	(639,805)
Class Y	(289,930)	(392,846)
	(14,211,040)	(16,550,961)
Distributions from net realized gain:
Class A	—	(19,333,828)
Class B	—	(1,285,124)
Class C	—	(3,996,405)
Class I	—	—
Class N	—	(1,089,754)
Class Y	—	(553,853)
	—	(26,258,964)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(33,804,454)	(80,858,211)
Class B	(5,237,926)	(17,415,152)
Class C	389,278	(33,492,002)
Class I	4,496,834	10,000
Class N	(2,729,266)	(8,831,574)
Class Y	4,195,176	812,977
	(32,690,358)	(139,773,962)
Net Assets
Total decrease	(28,263,945)	(195,279,611)
Beginning of period	835,899,567	1,031,179,178

End of period (including accumulated net investment income of $3,361,683 and $4,756,315, respectively)	$807,635,622	$835,899,567

1. August 30, 2013 represents the last business day of the Fund’s 2013 fiscal year. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

30      OPPENHEIMER LIMITED-TERM BOND FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended February 28, 2014 (Unaudited)	Year Ended August 30, 2013 [1]	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$9.32	$9.86	$9.64	$9.61	$9.01	$9.32

Income (loss) from investment operations:
Net investment income[2]	0.13	0.18	0.22	0.34	0.43	0.48
Net realized and unrealized gain (loss)	0.09	(0.29)	0.32	0.06	0.60	(0.31)

Total from investment operations	0.22	(0.11)	0.54	0.40	1.03	0.17

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.17)	(0.18)	(0.22)	(0.34)	(0.43)	0.00
Distributions from net realized gain	0.00	(0.25)	(0.10)	(0.03)	0.00	0.00
Tax return of capital distribution	0.00	0.00	0.00	0.00	0.00	(0.48)

Total dividends and/or distributions to shareholders	(0.17)	(0.43)	(0.32)	(0.37)	(0.43)	(0.48)

Net asset value, end of period	$9.37	$9.32	$9.86	$9.64	$9.61	$9.01

Total Return, at Net Asset Value[3]	2.38%	(1.21)%	5.77%	4.32%	11.75%	2.04%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$601,932	$632,387	$754,344	$666,222	$746,068	$648,096

Average net assets (in thousands)	$616,219	$722,428	$724,262	$672,108	$665,818	$697,010

Ratios to average net assets:[4]
Net investment income	2.79%	1.85%	2.27%	3.60%	4.66%	5.41%
Total expenses	0.91% [5]	1.00%	0.99%	1.00% [5]	1.02% [5]	1.02% [5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.88%	0.90%	0.90%	0.90%	0.90%	0.90%

Portfolio turnover rate[6]	80%	162%	143%	57%	56%	109%

31      OPPENHEIMER LIMITED-TERM BOND FUND

FINANCIAL HIGHLIGHTS Continued

1. August 30, 2013 represents the last business day of the Fund’s 2013 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended February 28, 2014	0.91%
Year Ended August 31, 2011	1.00%
Year Ended August 31, 2010	1.02%
Year Ended August 31, 2009	1.02%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended February 28, 2014	$1,190,831,472	$1,312,135,819
Year Ended August 30, 2013	$5,364,504,647	$5,515,045,235
Year Ended August 31, 2012	$4,076,812,506	$3,925,961,964
Year Ended August 31, 2011	$3,566,485,464	$3,488,198,075
Year Ended August 31, 2010	$2,497,213,099	$2,598,100,426
Year Ended August 31, 2009	$4,625,764,360	$4,626,252,098

See accompanying Notes to Financial Statements.

32      OPPENHEIMER LIMITED-TERM BOND FUND

Class B	Six Months Ended February 28, 2014 (Unaudited)	Year Ended August 30, 2013 [1]	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$9.31	$9.85	$9.63	$9.60	$8.99	$9.31

Income (loss) from investment operations:
Net investment income[2]	0.09	0.11	0.15	0.27	0.36	0.41
Net realized and unrealized gain (loss)	0.09	(0.29)	0.32	0.06	0.61	(0.32)

Total from investment operations	0.18	(0.18)	0.47	0.33	0.97	0.09

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.13)	(0.11)	(0.15)	(0.27)	(0.36)	0.00
Distributions from net realized gain	0.00	(0.25)	(0.10)	(0.03)	0.00	0.00
Tax return of capital distribution	0.00	0.00	0.00	0.00	0.00	(0.41)

Total dividends and/or distributions to shareholders	(0.13)	(0.36)	(0.25)	(0.30)	(0.36)	(0.41)

Net asset value, end of period	$9.36	$9.31	$9.85	$9.63	$9.60	$8.99

Total Return, at Net Asset Value[3]	1.99%	(1.94)%	4.98%	3.55%	11.05%	1.17%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$28,984	$34,046	$54,057	$55,064	$70,046	$74,066

Average net assets (in thousands)	$31,681	$45,170	$55,554	$61,028	$68,025	$84,223

Ratios to average net assets:[4]
Net investment income	2.02%	1.10%	1.54%	2.86%	3.95%	4.65%
Total expenses	1.67% [5]	1.93%	1.92%	1.95% [5]	2.00% [5]	1.97% [5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.65%	1.65%	1.65%	1.65%	1.65%	1.65%

Portfolio turnover rate[6]	80%	162%	143%	57%	56%	109%

33      OPPENHEIMER LIMITED-TERM BOND FUND

FINANCIAL HIGHLIGHTS Continued

1. August 30, 2013 represents the last business day of the Fund’s 2013 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended February 28, 2014	1.67%
Year Ended August 31, 2011	1.95%
Year Ended August 31, 2010	2.00%
Year Ended August 31, 2009	1.97%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended February 28, 2014	$1,190,831,472	$1,312,135,819
Year Ended August 30, 2013	$5,364,504,647	$5,515,045,235
Year Ended August 31, 2012	$4,076,812,506	$3,925,961,964
Year Ended August 31, 2011	$3,566,485,464	$3,488,198,075
Year Ended August 31, 2010	$2,497,213,099	$2,598,100,426
Year Ended August 31, 2009	$4,625,764,360	$4,626,252,098

See accompanying Notes to Financial Statements.

34      OPPENHEIMER LIMITED-TERM BOND FUND

Class C	Six Months Ended February 28, 2014 (Unaudited)	Year Ended August 30, 2013[1]	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$9.31	$9.84	$9.63	$9.60	$8.99	$9.30

Income (loss) from investment operations:
Net investment income[2]	0.09	0.11	0.15	0.27	0.36	0.41
Net realized and unrealized gain (loss)	0.09	(0.28)	0.31	0.06	0.61	(0.31)

Total from investment operations	0.18	(0.17)	0.46	0.33	0.97	0.10

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.13)	(0.11)	(0.15)	(0.27)	(0.36)	0.00
Distributions from net realized gain	0.00	(0.25)	(0.10)	(0.03)	0.00	0.00
Tax return of capital distribution	0.00	0.00	0.00	0.00	0.00	(0.41)

Total dividends and/or distributions to shareholders	(0.13)	(0.36)	(0.25)	(0.30)	(0.36)	(0.41)

Net asset value, end of period	$9.36	$9.31	$9.84	$9.63	$9.60	$8.99

Total Return, at Net Asset Value[3]	1.99%	(1.84)%	4.87%	3.55%	11.05%	1.28%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$120,705	$119,677	$161,528	$141,529	$159,924	$129,835

Average net assets (in thousands)	$118,470	$145,990	$155,641	$142,267	$136,902	$147,799

Ratios to average net assets:[4]
Net investment income	2.02%	1.10%	1.52%	2.85%	3.89%	4.67%
Total expenses	1.66% [5]	1.78%	1.76%	1.79% [5]	1.81% [5]	1.80% [5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.65%	1.65%	1.65%	1.65%	1.65%	1.65%

Portfolio turnover rate[6]	80%	162%	143%	57%	56%	109%

35      OPPENHEIMER LIMITED-TERM BOND FUND

FINANCIAL HIGHLIGHTS Continued

1. August 30, 2013 represents the last business day of the Fund’s 2013 fiscal year. See Note 1 of the accompanying Notes.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended February 28, 2014	1.66%
Year Ended August 31, 2011	1.79%
Year Ended August 31, 2010	1.81%
Year Ended August 31, 2009	1.80%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended February 28, 2014	$1,190,831,472	$1,312,135,819
Year Ended August 30, 2013	$5,364,504,647	$5,515,045,235
Year Ended August 31, 2012	$4,076,812,506	$3,925,961,964
Year Ended August 31, 2011	$3,566,485,464	$3,488,198,075
Year Ended August 31, 2010	$2,497,213,099	$2,598,100,426
Year Ended August 31, 2009	$4,625,764,360	$4,626,252,098

See accompanying Notes to Financial Statements.

36      OPPENHEIMER LIMITED-TERM BOND FUND

Class I	Six Months Ended February 28, 2014 (Unaudited)		Period Ended August 30, 2013[1,2]

Per Share Operating Data
Net asset value, beginning of period	$9.35		$9.40

Income (loss) from investment operations:
Net investment income[3]	0.15		0.02
Net realized and unrealized gain (loss)	0.09		(0.05)

Total from investment operations	0.24		(0.03)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.19)		(0.02)

Net asset value, end of period	$9.40		$9.35

Total Return, at Net Asset Value[4]	2.58%		(0.20)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,528		$10

Average net assets (in thousands)	$4,078		$10

Ratios to average net assets:[5]
Net investment income	3.24%		2.58%
Total expenses	0.48%	[6]	0.44%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expense	0.48%		0.44%

Portfolio turnover rate[7]	80%		162%

1. August 30, 2013 represents the last business day of the Fund’s 2013 fiscal year. See Note 1 of the accompanying Notes.

2. For the period from August 1, 2013 (inception of offering) to August 30, 2013.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended February 28, 2014	0.48%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended February 28, 2014	$1,190,831,472	$1,312,135,819
Year Ended August 30, 2013	$5,364,504,647	$5,515,045,235

See accompanying Notes to Financial Statements.

37      OPPENHEIMER LIMITED-TERM BOND FUND

FINANCIAL HIGHLIGHTS Continued

Class N	Six Months Ended February 28, 2014 (Unaudited)	Year Ended August 30, 2013[1]	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$9.32	$9.86	$9.64	$9.61	$9.01	$9.32

Income (loss) from investment operations:
Net investment income[2]	0.12	0.15	0.20	0.32	0.41	0.45
Net realized and unrealized gain (loss)	0.09	(0.29)	0.32	0.06	0.60	(0.30)

Total from investment operations	0.21	(0.14)	0.52	0.38	1.01	0.15

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.16)	(0.15)	(0.20)	(0.32)	(0.41)	0.00
Distributions from net realized gain	0.00	(0.25)	(0.10)	(0.03)	0.00	0.00
Tax return of capital distribution	0.00	0.00	0.00	0.00	0.00	(0.46)

Total dividends and/or distributions to shareholders	(0.16)	(0.40)	(0.30)	(0.35)	(0.41)	(0.46)

Net asset value, end of period	$9.37	$9.32	$9.86	$9.64	$9.61	$9.01

Total Return, at Net Asset Value[3]	2.24%	(1.45)%	5.50%	4.06%	11.47%	1.79%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$30,812	$33,368	$44,488	$42,871	$48,461	$41,287

Average net assets (in thousands)	$31,847	$39,970	$44,693	$43,606	$43,197	$44,941

Ratios to average net assets:[4]
Net investment income	2.52%	1.60%	2.02%	3.35%	4.41%	5.15%
Total expenses	1.15% [5]	1.33%	1.30%	1.36% [5]	1.45% [5]	1.48% [5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.15%	1.15%	1.15%	1.15%	1.15%	1.15%

Portfolio turnover rate[6]	80%	162%	143%	57%	56%	109%

38      OPPENHEIMER LIMITED-TERM BOND FUND

1. August 30, 2013 represents the last business day of the Fund’s 2013 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended February 28, 2014	1.15%
Year Ended August 31, 2011	1.36%
Year Ended August 31, 2010	1.45%
Year Ended August 31, 2009	1.48%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Six Months Ended February 28, 2014	$1,190,831,472	$1,312,135,819
Year Ended August 30, 2013	$5,364,504,647	$5,515,045,235
Year Ended August 31, 2012	$4,076,812,506	$3,925,961,964
Year Ended August 31, 2011	$3,566,485,464	$3,488,198,075
Year Ended August 31, 2010	$2,497,213,099	$2,598,100,426
Year Ended August 31, 2009	$4,625,764,360	$4,626,252,098

See accompanying Notes to Financial Statements.

39      OPPENHEIMER LIMITED-TERM BOND FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended February 28, 2014 (Unaudited)	Year Ended August 30, 2013 [1]	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2010	Year Ended August 31, 2009

Per Share Operating Data
Net asset value, beginning of period	$9.35	$9.90	$9.68	$9.65	$9.04	$9.35

Income (loss) from investment operations:
Net investment income[2]	0.14	0.20	0.24	0.35	0.48	0.50
Net realized and unrealized gain (loss)	0.10	(0.30)	0.33	0.08	0.59	(0.31)

Total from investment operations	0.24	(0.10)	0.57	0.43	1.07	0.19

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.18)	(0.20)	(0.25)	(0.37)	(0.46)	0.00
Distributions from net realized gain	0.00	(0.25)	(0.10)	(0.03)	0.00	0.00
Tax return of capital distribution	0.00	0.00	0.00	0.00	0.00	(0.50)

Total dividends and/or distributions to shareholders	(0.18)	(0.45)	(0.35)	(0.40)	(0.46)	(0.50)

Net asset value, end of period	$9.41	$9.35	$9.90	$9.68	$9.65	$9.04

Total Return, at Net Asset Value[3]	2 .60%	(1.05)%	6.02%	4.60%	12.21%	2.30%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$20,675	$16,412	$16,762	$11,805	$35,559	$143,552

Average net assets (in thousands)	$14,924	$18,643	$17,648	$13,636	$122,075	$253,331

Ratios to average net assets:[4]
Net investment income	3.00%	2.11%	2.49%	3.69%	5.19%	5.61%
Total expenses	0.66% [5]	0.70%	0.67%	0.89% [5]	0.59% [5]	0.67% [5]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.64%	0.65%	0.65%	0.65%	0.59%	0.65%

Portfolio turnover rate[6]	80%	162%	143%	57%	56%	109%

40      OPPENHEIMER LIMITED-TERM BOND FUND

1. August 30, 2013 represents the last business day of the Fund’s 2013 fiscal year. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended February 28, 2013	0.66%
Year Ended August 31, 2011	0.89%
Year Ended August 31, 2010	0.59%
Year Ended August 31, 2009	0.67%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions
Six Months Ended February 28, 2014	$1,190,831,472	$1,312,135,819
Year Ended August 30, 2013	$5,364,504,647	$5,515,045,235
Year Ended August 31, 2012	$4,076,812,506	$3,925,961,964
Year Ended August 31, 2011	$3,566,485,464	$3,488,198,075
Year Ended August 31, 2010	$2,497,213,099	$2,598,100,426
Year Ended August 31, 2009	$4,625,764,360	$4,626,252,098

See accompanying Notes to Financial Statements.

41      OPPENHEIMER LIMITED-TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS February 28, 2014 Unaudited

1. Significant Accounting Policies

Oppenheimer Limited-Term Bond Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

    The Fund offers Class A, Class C, Class I, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

    The following is a summary of significant accounting policies consistently followed by the Fund.

Previous Annual Period. The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager

42      OPPENHEIMER LIMITED-TERM BOND FUND

1. Significant Accounting Policies (Continued)

will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially ully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of February 28, 2014, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$133,504,972
Sold securities	61,918,105

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

    Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

    Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

43      OPPENHEIMER LIMITED-TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited/ Continued

1. Significant Accounting Policies (Continued)

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state urisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

    During the fiscal year ended August 30, 2013, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. The Fund had post-October losses of $2,016,787.

    As of February 28, 2014, it is estimated that the capital loss carryforwards would be $7,901,002 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended February 28, 2014, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

    Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

    The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of February 28, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$854,697,338
Federal tax cost of other investments	(122,890,716)

Total federal tax cost	$731,806,622

Gross unrealized appreciation	$24,927,910
Gross unrealized depreciation	(4,527,226)

Net unrealized appreciation	$20,400,684

44      OPPENHEIMER LIMITED-TERM BOND FUND

1. Significant Accounting Policies (Continued)

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the six months ended February 28, 2014, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$4,033
Payments Made to Retired Trustees	12,951
Accumulated Liability as of February 28, 2014	102,002

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption

45      OPPENHEIMER LIMITED-TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale

46      OPPENHEIMER LIMITED-TERM BOND FUND

2. Securities Valuation (Continued)

price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies(listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued

47      OPPENHEIMER LIMITED-TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation (Continued)

either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and atification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

48      OPPENHEIMER LIMITED-TERM BOND FUND

2. Securities Valuation (Continued)

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of February 28, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$99,263,811	$—	$99,263,811
Mortgage-Backed Obligations	—	335,141,742	—	335,141,742
U.S. Government Obligations	—	90,424,207	—	90,424,207
Corporate Bonds and Notes	—	310,933,637	—	310,933,637
Investment Company	39,840,659	—	—	39,840,659
Total Investments, at Value	39,840,659	835,763,397	—	875,604,056
Other Financial Instruments:
Variation margin receivable	243,518	—	—	243,518
Total Assets	$40,084,177	$835,763,397	$—	$875,847,574

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers Out of Level 3*
Assets Table
Investments, at Value:
Mortgage-Backed Obligations	$131,585	$(131,585)

*Transferred from Level 3 to Level 2 due to the availability of market data for this security.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended February 28, 2014		Year Ended August 30, 2013[1]
	Shares	Amount	Shares	Amount
Class A
Sold	6,668,792	$62,469,437	15,965,723	$153,897,466
Dividends and/or distributions reinvested	1,103,945	10,344,242	3,178,464	30,385,628
Redeemed	(11,384,788)	(106,618,133)	(27,805,899)	(265,141,305)

Net decrease	(3,612,051)	$(33,804,454)	(8,661,712)	$(80,858,211)

49      OPPENHEIMER LIMITED-TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

3. Shares of Beneficial Interest (Continued)

	Six Months Ended February 28, 2014		Year Ended August 30, 2013[1]
	Shares	Amount	Shares	Amount
Class B
Sold	144,153	$1,347,558	315,044	$3,054,413
Dividends and/or distributions reinvested	44,790	419,047	172,258	1,644,631
Redeemed	(748,968)	(7,004,531)	(2,319,701)	(22,114,196)

Net decrease	(560,025)	$(5,237,926)	(1,832,399)	$(17,415,152)

Class C
Sold	2,182,363	$20,392,165	2,949,582	$28,350,520
Dividends and/or distributions reinvested	165,790	1,550,704	536,385	5,119,474
Redeemed	(2,306,628)	(21,553,591)	(7,034,856)	(66,961,996)

Net increase (decrease)	41,525	$389,278	(3,548,889)	$(33,492,002)

Class I
Sold	636,873	$5,963,690	1,065	$10,000
Dividends and/or distributions reinvested	8,980	84,288	—	—
Redeemed	(165,230)	(1,551,144)	—	—

Net increase	480,623	$4,496,834	1,065	$10,000

Class N
Sold	338,518	$3,169,643	1,015,518	$9,746,391
Dividends and/or distributions reinvested	52,672	493,653	169,741	1,623,132
Redeemed	(683,054)	(6,392,562)	(2,117,533)	(20,201,097)

Net decrease	(291,864)	$(2,729,266)	(932,274)	$(8,831,574)

Class Y
Sold	1,328,419	$12,489,043	2,068,686	$20,060,867
Dividends and/or distributions reinvested	28,438	267,128	94,940	909,972
Redeemed	(913,370)	(8,560,995)	(2,103,077)	(20,157,862)

Net increase	443,487	$4,195,176	60,549	$812,977

1. For the year ended August 30, 2013, for Class A, Class B, Class C, Class N and Class Y shares, and for the period from August 1, 2013 (inception of offering) to August 30, 2013, for Class I shares.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended February 28, 2014 were as follows:

50      OPPENHEIMER LIMITED-TERM BOND FUND

4. Purchases and Sales of Securities (Continued)

	Purchases	Sales
Investment securities	$388,041,573	$154,918,245
U.S. government and government agency securities	238,512,682	523,681,137
To Be Announced (TBA) mortgage-related securities	1,190,831,472	1,312,135,819

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	0.45%
Next $500 million	0.40
Next $4 billion	0.35
Over $5 billion	0.30

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to

51      OPPENHEIMER LIMITED-TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Fees and Other Transactions with Affiliates (Continued)

accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to lass A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at December 31, 2013 were as follows:

Class B	$5,938,186
Class C	4,858,296
Class N	1,198,438

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class N
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred Sales	Deferred Sales	Deferred Sales	Deferred Sales
	Sales Charges	Charges	Charges	Charges	Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Six Months Ended	Distributor	Distributor	Distributor	Distributor	Distributor
February 28, 2014	$31,241	$357	$30,124	$6,072	$134

52      OPPENHEIMER LIMITED-TERM BOND FUND

5. Fees and Other Transactions with Affiliates (Continued)

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the “Total expenses” for all share classes so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, as a percentage of average annual net assets, will not exceed the following annual rates: 0.82% for Class A shares, prior to December 27, 2013 the annual rate was 0.90%; 1.65% for Class B and Class C shares, respectively; 1.15% for Class N shares and 0.65% for Class Y shares. During the six months ended February 28, 2014, the Manager waived fees and/or reimbursed the Fund $106,209, $2,996, $7,704, $49 and $1,118 for Class A, Class B, Class C, Class N and Class Y shares, respectively.

The Transfer Agent has contractually agreed to limit transfer and shareholder servicing agent fees for Classes B, C, N and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar

53      OPPENHEIMER LIMITED-TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, e subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in

54      OPPENHEIMER LIMITED-TERM BOND FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on en futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the six months ended February 28, 2014, the Fund had an ending monthly average market value of $59,168,509 and $283,223,409 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Statement of Investments and the Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations for the amount of the premium paid or received.

55      OPPENHEIMER LIMITED-TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase posure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

During the six months ended February 28, 2014, the Fund had an ending monthly average market value of $21 on purchased swaptions.

As of February 28, 2014, the Fund did not hold any swaption contracts.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of February 28, 2014, the Fund has not required certain counterparties to post collateral.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

56      OPPENHEIMER LIMITED-TERM BOND FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for cleared swaps. With respect to cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the

57      OPPENHEIMER LIMITED-TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities as of February 28, 2014:

Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Variation margin receivable	$243,518*	Variation margin payable	$–

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

The effective of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments from unaffiliated companies*	Closing and expiration of futures contracts	Total
Interest rate contracts	$(200,000)	$(7,056,252)	$(7,256,252)

* Includes purchased option contacts, purchased swaption contracts and written option contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*	Futures contracts	Total
Interest rate contracts	$199,872	$413,986	$613,858

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Restricted Securities

As of February 28, 2014, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

8. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds

58      OPPENHEIMER LIMITED-TERM BOND FUND

8. Pending Litigation (Continued)

(but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. The settlements are subject to a variety of contingencies, including approval by the court. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs alleged breach of contract and common law fraud claims against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On January 7, 2014, the appellate court affirmed the trial court’s dismissal order. On March 28, 2014, the parties filed a stipulation of discontinuance

59      OPPENHEIMER LIMITED-TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Pending Litigation (Continued)

dismissing the lawsuit with prejudice. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleged breach of contract and common law fraud claims against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On March 28, 2014, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleged breach of contract against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On November 8, 2013, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

60      OPPENHEIMER LIMITED-TERM BOND FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio manager and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance

61      OPPENHEIMER LIMITED-TERM BOND FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Peter Strzalkowski, the portfolio manager for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Fund, the Adviser and the Sub-Adviser. Throughout the year, the Adviser and the Sub-Adviser provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Adviser, the Sub-Adviser and the independent consultant, comparing the Fund’s historical performance to its benchmark and to the performance of other retail intermediate government funds. The Board noted that the Fund’s one-year and three-year performance was better than its category median although its five-year and ten-year performance was below its category median.

Costs of Services by the Adviser. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load intermediate government funds with comparable asset levels and distribution features. The Board noted that the Manager, after discussions with the Board, has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; (iii) certain other expenses attributable to, and incurred as a result of a Fund’s investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business) to annual rates of 0.82% for Class A shares, 1.65% for Class B and Class C shares, 1.15% for Class N shares, and 0.65% for Class Y shares, as calculated on the daily net assets of the Fund. This fee waiver and/or expense limitation may not be amended or withdrawn for one year from the date of the Fund’s prospectus. The Board also noted that the Fund’s contractual management fees were higher than its peer group median and category median and its total expenses were equal to its category median and higher than its peer group median.

Economies of Scale and Profits Realized by the Adviser and Sub-Adviser. The Board considered information regarding the Managers’ costs in serving as the Fund’s

62      OPPENHEIMER LIMITED-TERM BOND FUND

investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2014. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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OPPENHEIMER LIMITED-TERM BOND FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
David K. Downes, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Joseph M. Wikler, Trustee
Peter I. Wold, Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
Peter A. Strzalkowski, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Christina M. Nasta, Vice President and Chief Business Officer
Mark S. Vandehey, Vice President and Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2014 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—	Applications or other forms
—	When you create a user ID and password for online account access
—	When you enroll in eDocs Direct, our electronic document delivery service
—	Your transactions with us, our affiliates or others
—	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
—	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

—

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
Two World Financial Center, 225 Liberty Street, New York, NY 10281-1008
© 2014 OppenheimerFunds Distributor, Inc. All rights reserved.
RS0220.001.0214 April 28, 2014

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 2/28/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Limited-Term Bond Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	4/9/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer
Date:	4/9/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	4/9/2014